MATERIALS AND SUPPLIES	12 Months Ended
Dec. 31, 2019
MATERIALS AND SUPPLIES [abstract]
Disclosure of materials and supplies

18         MATERIALS AND SUPPLIES

	2018	2019
	RMB’000	RMB’000

Raw materials	160,048	171,532
Reusable rail-line track materials	75,415	58,502
Accessories	59,261	40,224
Retailing consumables	1,493	1,001
	296,217	271,259

The costs of materials and supplies consumed by the Group during the year were recognized as "operating expenses" in the amount of RMB1,736,886,000 (2018: RMB1,658,327,000).

As at December 31, 2019, the balance of the provision for writing down the materials and supplies to their net realizable values was approximately RMB17,640,000 (2018: RMB37,820,000). During the year, additional provision of RMB14,242,000 was made, RMB3,449,000 was reversed as the recovery price increased and RMB30,973,000 was written off arising from realization of losses in the disposal of these assets (2018: RMB19,128,000, RMB7,767,000 and RMB2,007,000).